Filed pursuant to 497(c)
under the Securities Act of 1933, as amended
Registration File No.: 811-08716
(transclass1)

Prospectus, May 1, 2005

Evergreen
Variable Annuity Funds

Evergreen VA Balanced Fund
(formerly Evergreen VA Foundation Fund)
Evergreen VA Fundamental Large Cap Fund
(formerly Evergreen VA Growth and Income Fund)
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Class 1

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen VA Balanced Fund
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Sub-Advisors
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose the Share Class That Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds
More Information about the Funds' Fees and Expenses
Financial Highlights
Other Fund Practices
Fund Governance
Fund Operating Policies and Procedures
Index Descriptions

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives which seek capital growth, income and diversification. Shares of the Funds are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. For further information about these contracts and policies, please see the separate prospectuses issued by the participating life insurance companies.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Variable Annuity Funds

Shares of the Funds are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Funds may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Funds and the other funds offered in the Evergreen funds family, please call 1.800.847.5397.

The Funds offered in this prospectus follow various investment strategies and focus their investments on a variety of securities. The Funds typically rely on the following basic strategies, selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds the portfolio manager's targeted value; iii) to take advantage of investment opportunities a portfolio manager believes are more attractive; iv) when the investment no longer appears to meet the Fund's investment objective; v) when the Fund must meet redemptions; or vi) for other investment reasons which a portfolio manager deems appropriate.

Following this overview, you will find information on each Fund's specific investment strategies and risks.

Temporary Defensive Investment Strategy

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If any of these events were to occur, the dividend yield of, the total return earned on and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, the total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well or fall out of favor with investors.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, more fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

Interest Rate Risk

If interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Fund invests in debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability (and the market's perception of the issuer's ability) to repay principal and pay interest on time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risk that a third party may be unwilling or unable to honor its financial obligations.

Foreign Investment Risk

If a Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the dividend yield of, the total return earned on and the value of your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield of, the total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the United States. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Mortgage- and Asset-Backed Securities Risk

Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the repayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in a IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and other asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

VA Balanced Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investments:

·  Common and Preferred Stocks and Convertible Securities of Large U.S. Companies

·  U.S. Treasury and Agency Obligations

·  Investment Grade Corporate Bonds and Mortgage- and Asset-Backed Securities

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Tattersall Advisory Group, Inc.

Portfolio Managers:

·  Maureen E. Cullinane, CFA

·  Timothy E. O'Grady

·   Robert A. Calhoun, CFA

·  Parham Behrooz, CFA

·  Eric R. Harper, CFA

·  Todd C. Kuimjian, CFA

·  Mehmet Camurdan, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth and current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests in a combination of equity and debt securities. Under normal conditions, the Fund will invest at least 25% of its assets in debt securities and the remainder in equity securities.

The equity securities that the Fund invests in will primarily consist of the common stocks, preferred stocks and securities convertible or exchangeable for common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the equity portion of the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. As of its last reconstitution on June 25, 2004, the Russell 1000® Index had a market capitalization range of approximately $1.6 billion to $317.8 billion. The Fund's portfolio managers use a diversified equity style of management, best defined as a blend between growth and value stocks. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. “Value” stocks are stocks of companies which the Fund’s portfolio managers believe are undervalued. The portfolio managers look for factors that could trigger a rise in a security's price such as new products, new markets or positive changes in corporate structure or market perception. The Fund will invest in equity securities based on the potential for capital growth.

The Fund normally invests primarily all of the fixed income portion in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it.

The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. The Fund expects duration to provide a better measure of interest rate sensitivity than maturity. Accordingly, the Fund intends to limit duration to a two-year minimum and a six-year maximum while the weighted average maturity is expected to be longer than the weighted average duration. The duration and maturity of securities in the Fund's portfolio will be important factors in its future performance. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. The fixed income portion of the Fund may invest a substantial portion of its assets (including a majority of that portion's assets) in CMOs or other mortgage- or asset-backed securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Mortgage- and Asset-Backed Securities Risk

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/1/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1997	1998	1999	2000	2001	2002	2003	2004
27.80	10.63	10.64	- 4.93	- 8.57	- 9.66	15.78	6.31

Best Quarter:	2nd Quarter 1997	+ 13.26%
Worst Quarter:	1st Quarter 2001	- 8.83%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000® Index (Russell 1000), the indexes to which the Fund has previously compared its performance, and the S&P 500® Index (S&P 500). The Fund believes the S&P 500, as a more widely recognized index, will provide investors with more meaningful historical returns for large capitalization equity securities with which to compare the Fund’s performance than the Russell 1000. In future periods, the Fund will compare its performance to the S&P 500 instead of the Russell 1000. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 1	3/1/1996	6.31%	- 0.68%	N/A	6.49%
LBABI		4.34%	7.71%	N/A	6.77%
Russell 1000		11.40%	- 1.76%	N/A	9.21%
S&P 500		10.88%	- 2.30%	N/A	9.13%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees [1]	0.33%
12b-1 Fees	0.00%
Other Expenses	0.17%
Total Fund Operating Expenses	0.50%

1.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 51
3 years	$ 160
5 years	$ 280
10 years	$ 628

VA Fundamental Large Cap Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investment:

·  Large-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Walter T. McCormick, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests, under normal conditions, at least 80% of its assets in the common stocks of large U.S. companies, (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. As of its last reconstitution on June 25, 2004, the Russell 1000® Index had a market capitalization range of approximately $1.6 billion to $317.8 billion. The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. The Fund's portfolio manager looks for companies that are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investment and having a competitive advantage in their industry. "Growth" stocks are stocks of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The Fund intends to seek additional income primarily by investing up to 20% of its assets in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality. The Fund may also invest up to 20% of its assets in foreign securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk

The Fund may also be subject to the risks associated with investing in below investment grade bonds. Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/1/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1997	1998	1999	2000	2001	2002	2003	2004
34.66	4.77	18.57	- 0.30	- 12.16	- 15.41	30.14	9.21

Best Quarter:	2nd Quarter 1997	+ 17.25%
Worst Quarter:	3rd Quarter 2001	- 18.56%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500® Index (S&P 500) and the Russell 1000® Value Index (Russell 1000 Value), the index to which the Fund has previously compared its performance. The Fund believes the S&P 500, as a more widely recognized index, will provide investors with more meaningful historical returns for large capitalization equity securities with which to compare the Fund’s performance than the Russell 1000 Value. In future periods, the Fund will compare its performance to the S&P 500 instead of the Russell 1000 Value. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 1	3/1/1996	9.21%	1.04%	N/A	8.73%
Russell 1000 Value		16.49%	5.27%	N/A	11.13%
S&P 500		10.88%	- 2.30%	N/A	9.13%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees [1]	0.61%
12b-1 Fees	0.00%
Other Expenses	0.16%
Total Fund Operating Expenses	0.77%

1.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 79
3 years	$ 246
5 years	$ 428
10 years	$ 954

VA Growth Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  Small- and Mid-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Managers:

·  Theodore W. Price, CFA

·  Linda Z. Freeman, CFA

·  Jeffrey S. Drummond, CFA

·  Edward Rick, CFA

·  Jeffrey Harrison, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund seeks to achieve its goal by investing at least 75% of its assets in common stocks of small- and medium-sized companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Growth Index, at the time of purchase). As of its last reconstitution on June 25, 2004 the Russell 2000® Growth Index had a market capitalization range of approximately $175.8 million to $1.6 billion. The remaining portion of the Fund's assets may be invested in companies of any size. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Growth Index. The Fund's portfolio managers employ a growth-style of equity management and will purchase stocks of companies that have demonstrated earnings, asset values or growth potential which they believe are not yet reflected in the stock's market price. The Fund's portfolio managers consider earnings growth above the average earnings growth of companies included in the Russell 2000® Growth Index as a key factor in selecting investments.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/3/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1999	2000	2001	2002	2003	2004
21.21	13.27	- 6.68	- 26.91	38.99	13.86

Best Quarter:	4th Quarter 1999	+ 30.97%
Worst Quarter:	3rd Quarter 2001	- 22.04%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Growth Index (Russell 2000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/3/1998
Class 1	3/3/1998	13.86%	4.10%	N/A	4.59%
Russell 2000 Growth		14.31%	- 3.57%	N/A	1.77%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.70%
12b-1 Fees	0.00%
Other Expenses	0.26%
Total Fund Operating Expenses	0.96%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 98
3 years	$ 306
5 years	$ 531
10 years	$ 1,178

VA High Income Fund

FUND FACTS:

Goals:

·  High Current Income

·  Capital Growth

Principal Investment:

·  Low- and High-Rated Fixed Income Securities

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Dana E. Erikson, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks a high level of current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests primarily in both low- and high-rated fixed-income securities, including debt securities, convertible securities, and preferred stocks that are consistent with its primary investment objective of high current income. The Fund may also invest up to 50% of its assets in foreign securities.

The Fund may invest in debt securities of any maturity. The portfolio managers will adjust the duration, or the expected average life of the investments held in the Fund from time to time, depending on their assessment of relative yields and risks of securities of different maturities and their expectations of future changes in interest rates. The duration and maturity of securities in the Fund's portfolio will be important factors in its future performance. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may invest a portion of its assets (and normally will invest at least 65% of its assets) in securities rated Baa or lower by Moody’s Investors Service, Inc. (Moody’s) or BBB or lower by Standard & Poor’s (S&P) and in unrated securities determined by the portfolio managers to be of comparable quality, in an attempt to capture higher yields. The Fund may at times invest up to 10% of its assets in securities rated Ca or C by Moody’s or CC, C or D by S&P, or in unrated securities determined by the portfolio manager to be of comparable quality, if the portfolio managers believe that there are prospects for an upgrade in a security’s rating or a favorable conversion of a security into other securities.

The Fund seeks its secondary objective of capital growth, when consistent with its primary objective of seeking high current income, by investing in securities that may be expected to appreciate in value as a result of declines in long-term interest rates or of favorable developments affecting the business or prospects of the issuer, which may improve the issuer’s financial condition and credit rating.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk

The Fund is subject to the risks associated with investing in below investment grade bonds. These bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react significantly to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value.

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 6/30/1999. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

2000	2001	2002	2003	2004
1.31	10.27	7.15	18.26	8.69

Best Quarter:	4th Quarter 2001	+ 7.07%
Worst Quarter:	3rd Quarter 2001	- 2.62%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Merrill Lynch High Yield Master Index (MLHYMI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 6/30/1999
Class 1	6/30/1999	8.69%	9.00%	N/A	9.00%
MLHYMI [1]		10.76%	7.32%	N/A	6.59%

1.  Copyright 2005. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees [2]	0.50%
12b-1 Fees	0.00%
Other Expenses	0.31%
Total Fund Operating Expenses	0.81%

2.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 83
3 years	$ 259
5 years	$ 450
10 years	$ 1,002

VA International Equity Fund

FUND FACTS:

Goals:

·  Long-term Capital Growth

·  Modest Income

Principal Investment:

·  Equity Securities of Non-U.S. Companies in Developed Markets

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Gilman C. Gunn

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth and secondarily, modest income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund will normally invest 80% of its assets in equity securities issued by established and, in the manager's opinion, quality non-U.S. companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three different countries (other than the United States). The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks companies that are undervalued in the marketplace compared to their assets. The Fund intends to seek modest income from dividends paid by its equity holdings. Excluding repurchase agreements and other cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Foreign Investment Risk

An investment in a fund that concentrates its investments in a single country or a few countries entails greater risk than an investment in a fund that invests its assets in numerous countries. The Fund may be vulnerable to any financial, economic, political or other development in the country or countries in which it invests. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a larger number of countries.

In addition, the Fund may also be subject to emerging markets risk. An “emerging market” is any country considered to be emerging or developing with a relatively low gross national product, but which has the potential for rapid growth (which can lead to instability). Investing in securities in emerging markets has many risks. Emerging markets are generally small and rely heavily on international trade and could be adversely affected by the economic conditions in the countries with which they trade. There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be highly speculative.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 8/17/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1999	2000	2001	2002	2003	2004
38.22	- 5.06	- 18.18	- 10.47	31.32	19.21

Best Quarter:	4th Quarter 1999	+ 26.01%
Worst Quarter:	3rd Quarter 2002	- 15.56%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/17/1998
Class 1	8/17/1998	19.21%	1.72%	N/A	5.58%
MSCI EAFE Free		20.24%	- 1.13%	N/A	5.47%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.42%
12b-1 Fees	0.00%
Other Expenses	0.30%
Total Fund Operating Expenses	0.72%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 74
3 years	$ 230
5 years	$ 401
10 years	$ 894

VA Omega Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  U.S. Common Stocks of All Market Capitalizations

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Maureen E. Cullinane, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests primarily, and under normal conditions substantially all of its assets, in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Fund’s portfolio manager employs a growth style of equity management. “Growth” stocks are stocks of companies which the Fund’s portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The Fund intends currently to invest no more than 15% of its assets in foreign securities, but it reserves the freedom to invest up to 25% of its assets in foreign securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Foreign Investment Risk

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/6/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004
22.25	47.24	- 12.46	- 14.79	- 25.38	40.04	7.21

Best Quarter:	4th Quarter 1999	+ 29.99%
Worst Quarter:	4th Quarter 2000	- 25.00%

The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Growth Index (Russell 1000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 1	3/6/1997	7.21%	- 3.53%	N/A	6.77%
Russell 1000 Growth		6.30%	- 9.29%	N/A	4.19%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.52%
12b-1 Fees	0.00%
Other Expenses	0.16%
Total Fund Operating Expenses	0.68%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 69
3 years	$ 218
5 years	$ 379
10 years	$ 847

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $104.6 billion in assets for the Evergreen funds as of 12/31/2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $493.3 billion in consolidated assets as of 12/31/2004. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

For the fiscal year ended 12/31/2004, the aggregate advisory fee paid to the investment advisor by each Fund was as follows:

Fund	% of the Fund's average daily net assets
VA Balanced Fund	0.73%
VA Fundamental Large Cap Fund	0.75%
VA Growth Fund	0.70%
VA High Income Fund	0.68%
VA International Equity Fund	0.66%
VA Omega Fund	0.52%

Legal Proceedings Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUNDS' SUB-ADVISORS

Tattersall Advisory Group, Inc. (TAG)is the sub-advisor to the fixed income portion of the VA Balanced Fund. There is no additional charge to the Fund for the services provided by TAG. TAG has been managing fixed income accounts since 1976 and manages over $7 billion in assets for 8 of the Evergreen funds as of 12/31/2004. TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

EIMC may pay a portion of its advisory fee to TAG for its services.

THE FUNDS' PORTFOLIO MANAGERS

VA Balanced Fund

Maureen E. Cullinane, CFA, and Timothy E. O’Grady have co-managed the Fund since November 2001. In addition, TAG has served as sub-advisor to the fixed income portion of the Fund since November 2001.

Ms. Cullinane is a Senior Vice President, senior portfolio manager and member of the Large Cap Core Growth team at EIMC. She has been a portfolio manager at EIMC since September 1987 and has been employed by EIMC and its predecessor since 1974.

Mr. O’Grady is a Senior Vice President, senior portfolio manager and head of the Strategic Value team at EIMC. He joined a predecessor of EIMC in 1986 as a portfolio manager.

The team at TAG responsible for managing the fixed income portion of the Fund includes Robert A. Calhoun, CFA, who is the lead portfolio manager of the team, and Parham M. Behrooz, CFA, Eric R. Harper, CFA, Todd C. Kuimjian, CFA, and Mehmet Camurdan, CFA, each of whom has co-managed the Fund since November 2001.

Mr. Calhoun is an Executive Managing Director and Chief Investment Officer for TAG. He joined TAG in 1988, serving first as a Research Analyst and later as Managing Director of Research. He was appointed Chief Investment Officer in 2000 and named Executive Managing Director in 2003.

Mr. Behrooz is the Managing Director of Credit Research and Trading for TAG. He joined TAG in 1996, serving first as a Research Analyst and later as a Senior Credit Analyst, prior to being named Head of Credit Research in 2000. Mr. Behrooz was named Managing Director in 2004.

Mr. Harper is a Vice President and Senior Research Analyst for TAG. From 1995 until joining TAG in September 2000, he was an assistant vice president and fixed income research analyst for Thompson, Siegel & Walmsley, Inc.

Mr. Kuimjian is a Vice President and Senior Research Analyst for TAG. From 1994 until joining TAG in May 2001, he served as a senior research analyst for First Capital Group and a research analyst for Mentor Investment Advisors.

Mr. Camurdan is an Assistant Vice President and Senior Research Analyst for TAG. He joined TAG in 1999.

VA Fundamental Large Cap Fund

Walter T. McCormick, CFA, has managed the Fund since March 2002. Mr. McCormick is a Senior Vice President, senior portfolio manager and head of the Value Equity team at EIMC. He originally joined a predecessor of EIMC in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. He rejoined EIMC in March 2002.

VA Growth Fund

Theodore W. Price, CFA, Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Edward Rick, CFA, and Jeffrey Harrison, CFA, are the co-managers of the Fund.

Mr. Price has co-managed the Fund since its inception and is the lead portfolio manager for the Fund. He is a Senior Vice President, senior portfolio manager and head of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. Prior to joining EIMC, he was a managing director and portfolio manager with Mentor Investment Advisors and, prior to that, vice chairman and a portfolio manager with Wheat Investment Advisors.

Ms. Freeman has co-managed the Fund since its inception. She is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. She joined EIMC in November 2000. From 1991 until she joined EIMC, Ms. Freeman was with Mentor Investment Advisors, most recently as a managing director and portfolio manager.

Mr. Drummond has co-managed the Fund since its inception. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. From 1993 until he joined EIMC, Mr. Drummond was with Mentor Investment Advisors, most recently as a senior vice president and portfolio manager.

Mr. Rick has co-managed the Fund since its inception. He is a Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC since in November 2000. From 1994 until he joined EIMC, Mr. Rick was with Mentor Investment Advisors, most recently as a portfolio manager.

Mr. Harrison has co-managed the Fund since March 1999. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000. From 1997 until he joined EIMC, Mr. Harrison was with Mentor Investment Advisors, most recently as a research analyst.

VA High Income Fund

Dana E. Erikson, CFA, has managed the Fund since March 2004. Mr. Erikson is a Senior Vice President, senior portfolio manager and head of the High Yield Bond team at EIMC. He joined EIMC in 1996. From 1990 until he joined EIMC, Mr. Erikson was a senior analyst and associate portfolio manager with Prospect Street Investment Management.

VA International Equity Fund

Gilman C. Gunn has managed the Fund since its inception. Mr. Gunn is a Senior Vice President, senior portfolio manager and head of the International Equity team at EIMC. He joined EIMC in 1991. Prior to joining EIMC, he headed Citibank’s London-based private client investment department.

VA Omega Fund

Maureen E. Cullinane, CFA, has managed the Fund since April 1999.

The Fund's SAI contains additional information about the Fund's portfolio managers, including other accounts they manage, their ownership of Fund shares and elements of their compensation.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

The price per share received by a Fund for a purchase of shares or the amount paid by a Fund for a redemption of shares is based on the next price calculated after the order is received and all required information is provided. The value of a Fund account at any given time is the latest share price multiplied by the number of shares in the account. An account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Funds' transfer agent of payment for the shares.

Each security held by a Fund is typically valued using current market quotations when these quotations are readily available and reliable. If no recent market data is available for a security, or if the available data is deemed not to be indicative of current value, the Fund may price that security at a "fair value" according to the policies established by the Fund's Board of Trustees. Generally, the Fund will "fair value" a security when (i) quotations are not available from an outside source; (ii) quotations are stale and there is no current trading activity in the security, or (iii) closing quotations as received from an outside source do not reflect the current market value.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Funds' NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value.

Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) will not be reflected in the Fund's NAV that day.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Funds offer two classes of shares. Only Class 1 shares are offered in this prospectus. The Funds offer Class 1 shares at NAV with no front-end sales charge, deferred sales charge or 12b-1 fee. Pay particularly close attention to the fee structure so you know how much you will be paying before you invest.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, recipients of these payments may include Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements. Please contact an Evergreen funds service representative at 1.800.346.3858 for a listing of financial services firms with whom we have such arrangements.

PARTICIPATING INSURANCE COMPANIES

The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to their different tax treatments and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the variable annuity contracts or variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to the contracts or policies.

Timing of Proceeds

Normally, we will send your redemption proceeds to your insurance company on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

OTHER SERVICES

Automatic Reinvestment of Distributions

All dividends and capital gains are distributed to the separate accounts of participating insurance companies and are automatically reinvested, unless requested otherwise by the separate account.

THE TAX CONSEQUENCES OF INVESTING
IN THE FUNDS

Fund Distributions

Each Fund passes along to the separate accounts the net income or profits it receives from its investments. The Funds expect that any distributions to separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

  Dividends. The Funds pay an annual distribution from the dividends, interest and other income on the securities in which they invest.
  Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year.

For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by each Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Other Expenses

Other mutual fund expenses include, among other things, (i) administrative fees, which pay for certain administrative services necessary to the operation of a fund, including daily security and fund share pricing, making routine regulatory filings, and financial statement and shareholder report preparation; (ii) transfer agency and shareholder servicing fees, which pay the costs of maintaining shareholder accounts, generating and mailing shareholder statements, and providing other shareholder services; (iii) custody fees, which pay the costs of providing for the safekeeping of the fund’s securities and other assets; (iv) audit fees, which pay for the costs of having the fund’s financial statements audited; and (v) legal fees, which pay the costs of obtaining legal services necessary to the on-going operation of a fund.

Total Fund Operating Expenses

The expense ratios of the Funds are shown in the section entitled "Fees and Expenses." The expense ratios are made up of a management fee, 12b-1 fee (if any) and the various other fund expenses referred to above (i.e., administrative fees, custody fees, transfer agency fees, etc.). The separate accounts are not charged these fees directly; instead they are taken out before each Fund's NAV is calculated, and are expressed as a percentage of each Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the share class to which they apply. Because these fees are not charged directly to an insurance separate account or to the accounts of policy owners or contract holders, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) total return in a Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) a Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

PORTFOLIO TRADING COSTS

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Funds. Rather than being reflected as an ongoing expense of the Funds, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining a Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. The tables below do not reflect the undisclosed amount of "mark-up" typically included in the price paid by the Funds for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income security and certain derivative transactions. As a result, Funds that invest exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than Funds that invest in equity securities. Information concerning the commissions incurred by the Funds during the most recently completed fiscal year ended December 31, 2004 is set forth below:

Evergreen VA Balanced Fund:
Total shares traded: [1]	4,299,329
Total dollars traded: [1]	$ 145,507,979
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $4.39
Total commissions paid:	$ 154,404
Total commissions as a percentage of average net assets:	0.14%
Commissions paid per $1,000 invested:	$ 1.39

1.  Only includes trades in which a commission was paid.

Evergreen VA Fundamental Large Cap Fund:
Total shares traded: [1]	6,600,094
Total dollars traded: [1]	$ 197,454,252
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.09
Total commissions paid:	$ 222,394
Total commissions as a percentage of average net assets:	0.18%
Commissions paid per $1,000 invested:	$ 1.79

1.  Only includes trades in which a commission was paid.

Evergreen VA Growth Fund:
Total shares traded: [1]	2,307,091
Total dollars traded: [1]	$ 41,404,809
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 84,104
Total commissions as a percentage of average net assets:	0.34%
Commissions paid per $1,000 invested:	$ 3.44

1.  Only includes trades in which a commission was paid.

Evergreen VA International Equity Fund:
Total shares traded: [1]	32,655,117
Total dollars traded: [1]	$ 139,436,163
Average commission per share:	$ 0.01
Commission per share range:	$0.00 - $0.52
Total commissions paid:	$ 248,604
Total commissions as a percentage of average net assets:	0.27%
Commissions paid per $1,000 invested:	$ 2.71

1.  Only includes trades in which a commission was paid.

Evergreen VA Omega Fund:
Total shares traded: [1]	13,855,322
Total dollars traded: [1]	$ 439,010,794
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 526,427
Total commissions as a percentage of average net assets:	0.41%
Commissions paid per $1,000 invested:	$ 4.07

1.  Only includes trades in which a commission was paid.

The Funds may place a portion of their commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Funds' investment advisor. For more complete information regarding amounts of such trades, please see the SAI.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one Class 1 share of the Funds - how much income they earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables for the Funds have been derived from financial information audited by KPMG LLP, the Funds' independent registered public accounting firm. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Reports as well as the SAI, which is available upon request.

VA Balanced Fund

(formerly Evergreen VA Foundation Fund)

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 13.04	$ 11.51	$ 13.05	$ 14.60	$ 15.70
Income from investment operations
Net investment income	0.24 [2]	0.23	0.30	0.30	0.24
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.58	1.58	- 1.56	- 1.55	- 1.01
Total from investment operations	0.82	1.81	- 1.26	- 1.25	- 0.77

Distributions to shareholders from
Net investment income	- 0.12	- 0.28	- 0.28	- 0.30	- 0.24
Net realized gains	0	0	0	0	- 0.09
Total distributions to shareholders	- 0.12	- 0.28	- 0.28	- 0.30	- 0.33

Net asset value, end of period	$ 13.74	$ 13.04	$ 11.51	$ 13.05	$ 14.60
Total return [3]	6.31%	15.78%	- 9.66%	- 8.57%	- 4.93%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 104,601	$ 114,713	$ 131,386	$ 168,337	$ 187,825
Ratios to average net assets
Expenses [4]	0.90%	0.93%	0.91%	0.93%	0.92%
Net investment income	1.81%	1.77%	2.20%	2.15%	1.78%
Portfolio turnover rate	128%	145%	165%	195%	89%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA Fundamental Large Cap Fund

(formerly Evergreen VA Growth and Income Fund)

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 15.34	$ 11.86	$ 14.19	$ 16.46	$ 17.44
Income from investment operations
Net investment income	0.20	0.10	0.14	0.06	0.02
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.21	3.47	- 2.33	- 2.07	- 0.07
Total from investment operations	1.41	3.57	- 2.19	- 2.01	- 0.05

Distributions to shareholders from
Net investment income	- 0.19	- 0.09	- 0.14	- 0.06	- 0.02
Net realized gains	0	0	0 [2]	- 0.20	- 0.91
Total distributions to shareholders	- 0.19	- 0.09	- 0.14	- 0.26	- 0.93

Net asset value, end of period	$ 16.56	$ 15.34	$ 11.86	$ 14.19	$ 16.46
Total return [3]	9.21%	30.14%	- 15.41%	- 12.16%	- 0.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 94,461	$ 94,239	$ 48,262	$ 66,619	$ 85,645
Ratios to average net assets
Expenses [4]	0.91%	0.99%	0.93%	0.95%	1.01%
Net investment income	1.23%	1.18%	1.10%	0.41%	0.10%
Portfolio turnover rate	80%	30%	76%	30%	53%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Amount represents less than $0.005 per share.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA Growth Fund

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000 [2]
Net asset value, beginning of period	$ 12.12	$ 8.72	$ 11.93	$ 15.71	$ 13.87
Income from investment operations
Net investment loss	- 0.09	- 0.08 [3]	- 0.07 [3]	- 0.06	- 0.04
Net realized and unrealized gains or losses on securities	1.77	3.48	- 3.14	- 1.42	1.88
Total from investment operations	1.68	3.40	- 3.21	- 1.48	1.84

Distributions to shareholders from
Net realized gains	0	0	0	- 2.30	0

Net asset value, end of period	$ 13.80	$ 12.12	$ 8.72	$ 11.93	$ 15.71
Total return [4]	13.86%	38.99%	- 26.91%	- 6.68%	13.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 24,221	$ 19,855	$ 14,095	$ 17,505	$ 20,266
Ratios to average net assets
Expenses [5]	0.96%	1.00%	0.97%	0.90%	0.77%
Net investment income (loss)	- 0.74%	- 0.75%	- 0.69%	- 0.48%	0.24%
Portfolio turnover rate	81%	118%	94%	99%	144%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Effective February 1, 2000, shareholders of Mentor VIP Growth Portfolio became owners of that number of full and fractional shares of the Fund. As Mentor VIP Growth Portfolio contributed the majority of assets and shareholders to the Fund, its accounting and performance history has been carried forward.

3.  Net investment income (loss) per share is based on average shares outstanding during the period.

4.  Total return does not reflect charges attributable to your insurance company's separate account.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA High Income Fund

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000 [2]
Net asset value, beginning of period	$ 10.45	$ 9.93	$ 9.52	$ 9.37	$ 10.15
Income from investment operations
Net investment income	0.72	0.83 [3]	0.27	0.81	0.91
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.19	0.98	0.41	0.15	- 0.78
Total from investment operations	0.91	1.81	0.68	0.96	0.13
Distributions to shareholders from net investment income	- 0.60	- 1.29	- 0.27	- 0.81	- 0.91
Net asset value, end of period	$ 10.76	$ 10.45	$ 9.93	$ 9.52	$ 9.37
Total return [4]	8.69%	18.26%	7.15%	10.27%	1.31%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 11,736	$ 11,485	$ 26,222	$ 5,310	$ 4,913
Ratios to average net assets
Expenses [5]	0.99%	0.98%	1.00%	1.01%	1.01%
Net investment income	6.60%	7.76%	7.93%	8.49%	8.97%
Portfolio turnover rate	65%	77%	87%	131%	174%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Effective at the close of business on February 1, 2000, the Fund acquired the net assets of Mentor VIP High Income Portfolio ("Mentor Portfolio"). Mentor Portfolio was the accounting and performance survivor in this transaction. The financial highlights for periods prior to February 2, 2000 are those of Mentor Portfolio.

3.  Net investment income per share is based on average shares outstanding during the period.

4.  Total return does not reflect charges attributable to your insurance company's separate account.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA International Equity Fund

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 10.71	$ 8.24	$ 9.36	$ 11.52	$ 12.72
Income from investment operations
Net investment income	0.10	0.07 [2]	0.13	0.05	0.10 [2]
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	1.95	2.50	- 1.11	- 2.14	- 0.74
Total from investment operations	2.05	2.57	- 0.98	- 2.09	- 0.64

Distributions to shareholders from
Net investment income	- 0.14	- 0.10	- 0.14	- 0.07	- 0.06
Net realized gains	0	0	0	0	- 0.50
Total distributions to shareholders	- 0.14	- 0.10	- 0.14	- 0.07	- 0.56

Net asset value, end of period	$ 12.62	$ 10.71	$ 8.24	$ 9.36	$ 11.52
Total return [3]	19.21%	31.32%	- 10.47%	- 18.18%	- 5.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 96,614	$ 70,372	$ 22,324	$ 26,868	$ 8,764
Ratios to average net assets
Expenses [4]	0.96%	1.07%	1.00%	1.01%	1.02%
Net investment income	0.98%	0.72%	1.32%	0.82%	1.14%
Portfolio turnover rate	65%	132%	76%	187%	127%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed as Class 1 shares.

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

VA Omega Fund

	Year Ended December 31,
CLASS 1 [1]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 15.11	$ 10.79	$ 14.46	$ 16.97	$ 19.98
Income from investment operations
Net investment income (loss)	0.03	- 0.02	- 0.01 [2]	- 0.02	0.01
Net realized and unrealized gains or losses on securities	1.06	4.34	- 3.66	- 2.49	- 2.27
Total from investment operations	1.09	4.32	- 3.67	- 2.51	- 2.26

Distributions to shareholders from
Net investment income	0	0	0	0	- 0.01
Net realized gains	0	0	0	0	- 0.74
Total distributions to shareholders	0	0	0	0	- 0.75

Net asset value, end of period	$ 16.20	$ 15.11	$ 10.79	$ 14.46	$ 16.97
Total return [3]	7.21%	40.04%	- 25.38%	- 14.79%	- 12.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 119,438	$ 108,348	$ 75,169	$ 108,873	$ 97,397
Ratios to average net assets
Expenses [4]	0.68%	0.72%	0.70%	0.72%	0.68%
Net investment income (loss)	0.18%	- 0.20%	- 0.06%	- 0.16%	0.07%
Portfolio turnover rate	169%	180%	184%	181%	177%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Net investment loss per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

OTHER FUND PRACTICES

The Funds may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index, an interest rate, or a currency. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although intended to increase returns, these practices may actually reduce returns or increase volatility.

The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Although not a principal investment practice, VA High Income Fund may also use borrowing to purchase additional securities. Borrowing is a form of leverage that may magnify a Fund’s gain or loss. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses. VA High Income Fund currently intends to use leverage in order to adjust the dollar-weighted average duration of the portfolio.

The Funds may lend their securities. Lending securities involves the risk that the counterparty fails to return the loaned security or becomes insolvent, and may cause a Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

VA High Income Fund may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors and collars, in an attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest rate sensitivity of its portfolio. The Fund intends to use interest rate transactions as hedges and not as speculative investments. The Fund’s ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. See “Swaps, Caps, Floors and Collars” in the SAI for more information.

Although not a principal investment strategy, VA High Income Fund may at times invest in mortgage- or other asset-backed securities or debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, including mortgage- and asset-backed securities and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. FNMA and FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. Investments in mortgage- or other asset-backed securities may subject the Fund to mortgage- and asset-backed securities risk. For a discussion of this risk, see “Overview of Fund Risks” beginning on page 2.

Generally, the portfolio managers of VA Growth Fund, VA International Equity Fund, VA High Income Fund and VA Omega Fund do not take portfolio turnover into account in making investment decisions. This means a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs, which are borne by the Fund and its shareholders.

VA Omega Fund may also purchase stocks in initial public offerings (IPOs). Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares.

Although not a principal investment strategy, VA International Equity Fund may invest in debt securities, including up to 10% of its assets in below investment grade debt securities. A Fund which uses this kind of investment strategy is subject to "Interest Rate Risk" and "Credit Risk" as discussed in the "Overview of Fund Risks" on page 2. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react significantly to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value and resulting in the decreased liquidity of such bonds.

Although not a principal investment strategy, VA International Equity Fund may invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents. Risks associated with investments in securities of companies in the real estate industry include the following: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended.

VA International Equity Fund invests in foreign securities, which may include foreign currency transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately future exchange rates. The Fund may engage in hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. Use of this hedging technique cannot protect against exchange rate risk perfectly. If the Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. The Fund may purchase a foreign currency on a spot or a forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Fund’s holdings are denominated. The Fund may also engage in a type of foreign currency forward transaction called “proxy hedging” or “synthetic currency hedging.” In these types of transactions, the currency that is sold on a forward basis against another acts as a “proxy” for a different underlying currency that is less liquid but typically moves in concert with the proxy currency. For example, several Asian currencies typically trade similarly to the U.S. dollar. If the investment view is that the U.S. dollar will decline versus the Euro, the Fund may sell forward U.S. dollar currency contracts against the Euro as a way of protecting the currency value of its Asian equities. Thus the U.S. dollar has been sold forward as a proxy for Asian currencies. The success of this technique is dependent on the investment advisor’s ability to accurately predict the movement of exchange rates. “Proxy hedging” is subject to the risk that the underlying currency ceases to correlate with its proxy currency. Forward currency transactions and “proxy hedging” transactions would represent a maximum of 25% of the Fund's assets.

Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

FUND GOVERNANCE

The management and operations of the Funds are supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Board meets quarterly and calls special meetings as needed to oversee the Funds’ activities and review, among other things, the Funds’ performance and expenses, contractual arrangements and regulatory compliance. The Board has established Executive, Performance, Audit, Pricing, Litigation Oversight and Distribution and Shareholder Service Committees to facilitate the fulfillment of its responsibilities. These Committees, with the exception of the Pricing and Litigation Oversight Committees, meet quarterly, and more frequently as needed. The Pricing Committee meets monthly and the Litigation Oversight Committee meets on an as needed basis. The Executive Committee also serves as the Nominating Committee, 15(c) Committee and Qualified Legal Compliance Committee. For a description of each Committee’s responsibilities and a list of each Committee’s members, please see “Management of the Trust” in the SAI.

The Board has approved policies and procedures regarding Board governance, Trustee attendance at shareholder meetings, the process for delivering shareholder communications to the Board, and the Trustee nomination process. In addition, the Board, on an annual basis, meets to assess its own effectiveness and reviews and approves various Board operating policies and procedures. See “Fund Operating Policies and Procedures” below for more details.

The Board consists of eleven Trustees with diverse and substantial professional experience. Ten of the Trustees, including the Chairman of the Board, are independent (i.e., not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”))("Independent Trustees"). These Independent Trustees meet in separate sessions from time to time. The Board is advised by independent legal counsel as defined under the 1940 Act and also has direct access to the Evergreen funds’ independent registered public accounting firm. In addition, the Board hires independent consultants to assist them in fulfilling their responsibilities.

See the SAI for additional information about the Board of Trustees, including Trustees’ compensation, Evergreen fund ownership by the Trustees, committee memberships and responsibilities.

If a shareholder wishes to contact the Board of Trustees or an individual Trustee directly, communications should be sent to the attention of the Board or a specific Trustee, P.O. Box 20083, Charlotte, North Carolina 28202.

The following individuals currently serve as Trustees of the Evergreen funds:

Independent Trustees:

Michael S. Scofield, Chairman of the Board, Director, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Charles A. Austin III, Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

Shirley Fulton, Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC.

K. Dun Gifford, Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Dr. Leroy Keith, Jr., Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack CO.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell, Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit, Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson, President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD, President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima, Independent Consultant; Director, Trust Company of Connecticut; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Interested Trustee:

Richard K. Wagoner, CFA, Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust.

Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares of Wachovia Corporation, the parent to EIMC, the Evergreen funds’ investment advisor.

FUND OPERATING POLICIES AND PROCEDURES

The Evergreen funds are operated in compliance with policies and procedures approved by the Board of Trustees. The Board reviews the policies and procedures and recommends changes for continued appropriateness. In addition, the Board has designated a chief compliance officer, who is responsible for reviewing these policies and procedures and monitoring the Evergreen funds’ compliance with them. The chief compliance officer reports directly to the Board and provides the Board with quarterly reports.

Short-Term Trading

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise have a negative impact on the value of the Fund’s shares.

To limit the negative effects of short-term trading on the Funds, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If a Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, a Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. A Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, because shares of the Funds offered by this Prospectus are sold only to insurance company separate accounts, there are significant limitations on the Funds' ability to detect and prevent trading by policy owners and contract holders that would violate these restrictions. For example, the Funds will not generally have access to trading information regarding policy owners and contract holders and as a result will not typically be able to identify accounts through which violative trading is occurring, or even to determine whether such trading is actually occurring. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds' trading restrictions may occur despite the Funds' efforts to prevent them. See the prospectus or other documents for your insurance product for information about any steps your participating issuer takes to limit excessive trading.

Fund Pricing

EIMC has a Pricing Committee, which meets regularly and presents its report to the Board of Trustees. The Board of Trustees also has a Pricing Committee, which reviews fair valuation issues. In addition, EIMC employs a pricing administrator to monitor pricing activity daily. Pricing of portfolio securities is described in detail under the section entitled "Calculating the Share Price."

EIMC is committed to providing a daily NAV for each Fund that is reflective of the value of the securities held within the portfolio and believes that the Evergreen funds' pricing policies will help to limit opportunities for price arbitrage within the Funds.

Portfolio Holdings

No dissemination of the Funds' portfolio holdings is allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to external subadvisors with respect to the Fund it advises, or (iii) to participating insurance companies, institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Transactions with Affiliates

EIMC and the Evergreen funds have policies and procedures that regulate their activities in situations where conflicts of interest could be detrimental to a Fund or its shareholders. In compliance with SEC exemptions, the Evergreen funds may engage in certain transactions with affiliates as long as certain conditions are met. Examples of such transactions include (i) a fund’s purchase of securities from an unaffiliated underwriter in a public offering for which an affiliate is acting as an underwriter; (ii) the transfer of securities from one fund to another fund with an affiliated investment advisor, without use of a broker-dealer; and (iii) the use of an affiliated broker-dealer for effecting transactions in a fund’s portfolio. The Board reviews reports provided quarterly on these matters to ensure that the Funds are in compliance with its policies and procedures regarding these activities and relevant SEC regulations.

Proxy Voting

EIMC recognizes that it has a fiduciary duty to vote proxies on behalf of the Evergreen funds who have delegated such responsibility to EIMC, and that in all cases proxies should be voted in a manner reasonably believed to be in the best interest of each Fund and its shareholders. For a copy of EIMC’s proxy voting policies and procedures, please see the SAI.

A copy of the proxy voting records indicating how the Evergreen funds have voted proxies relating to portfolio securities during the twelve-month period ended June 30, may be obtained, without charge, by visiting EvergreenInvestments.com, or the SEC’s website at sec.gov.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
Lehman Brothers Aggregate Bond Index (LBABI)

LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

VA Balanced Fund
Merrill Lynch High Yield Master Index (MLHYMI)	MLHYMI is an unmanaged index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond market.	VA High Income Fund
Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free)	MSCI EAFE Free is an unmanaged broad market capitalization-weighted performance benchmark for developed market equity securities listed in Europe, Australasia and the Far East.	VA International Equity Fund
Russell 1000® Growth Index (Russell 1000 Growth)

The Russell 1000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

VA Omega Fund
Russell 1000® Index (Russell 1000)

The Russell 1000 is an unmanaged market capitalization-weighted index measuring the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

VA Balanced Fund VA Fundamental Large Cap Fund
Russell 1000® Value Index (Russell 1000 Value)

Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted earnings and growth rates.

VA Fundamental Large Cap Fund
Russell 2000® Growth Index (Russell 2000 Growth)	Russell 2000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.	VA Growth Fund
S&P 500 Index (S&P 500)	S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	VA Balanced Fund VA Fundamental Large Cap Fund

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Write us a letter

·  Evergreen Investments

·  P.O. Box 8400

·  Boston, MA 02266-8400

For express, registered or certified mail

·  Evergreen Investments

·  66 Brooks Drive, Suite 8400

·  Braintree, MA 02184-3800

For More Information About the Evergreen Variable Annuity Funds, Ask for:

  Each Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of each Fund's portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.
  The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions or other information, or to request a copy, without charge, of any of the documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. The Funds' Statement of Additional Information and their most recent Annual and Semi-annual Reports are not available at www.EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies.

Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034. VA Transamerica 1 RV4 (5/05)

SEC File No.: 811-08716

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034